                                                                   EXHIBIT 10.15

                              RASTER GRAPHICS, INC.

                             SECURED LOAN AGREEMENT


        This Secured Loan Agreement is made as of June 25, 1997 by and between Raster Graphics, Inc., a Delaware corporation (the "Company") and Dennis R. Mahoney ("Borrower").

                                    RECITALS

        Borrower desires to borrow and the Company desires to lend to Borrower up to an aggregate of $90,000 (the "Borrowed Amount"). The parties desire that such loan shall be secured pursuant to a Security Agreement of even date herewith (the "Security Agreement") by (i) a deed of trust on Borrower's principal residence on the terms and conditions contained herein and in the Security Agreement and (ii) up to an aggregate of 40,000 shares of the Company's Common Stock (as adjusted for subsequent stock splits, reverse stock splits and recapitalization) acquired by Borrower while any Borrowed Amount is outstanding, except for shares of the Company's Common Stock acquired pursuant to the Company's 1996 Employee Stock Purchase Plan (the "Shares").

                                    AGREEMENT

        In consideration of the foregoing, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

        1. AGREEMENT TO LEND. Subject to the terms and conditions contained in this Agreement and upon execution of this Agreement, the Company agrees to issue to Borrower a check or other readily available funds in the Borrowed Amount upon the date of this Agreement.

        2. PROMISSORY NOTE. In consideration of the Company's delivery of the Borrowed Amount, Borrower will execute a secured promissory note in the form attached hereto as Exhibit A (the "Note"), in the principal amount of such Borrowed Amount and bearing interest at a rate of 6.80% per annum, compounded annually.

        3. SECURITY AGREEMENT. Borrower will additionally execute the Security Agreement in the form attached hereto as Exhibit B as security for Borrower's obligation to repay the Borrowed Amount, and will deliver, or cause to be delivered, as soon as practicable (i) a second deed of trust on Borrower's principal residence, executed by Borrower, to be recorded by the Company (if it so elects) with the official records of the county in which such residence is located in accordance with the terms of the Security Agreement, (ii) all certificates representing Shares to the Company or its designee as pledgeholder of the Shares (subject to certain exceptions) and (iii) such other documents of assignment and other documents as may be reasonably requested by the Company. The Shares will be held by the Company or its designee as pledgeholder and shall be released in accordance with the terms of the Security Agreement.

        4. NO EMPLOYMENT RIGHTS. Nothing in this Agreement or the Note is intended or shall be construed to confer upon Borrower any right to employment or continued employment with the Company, or shall alter in any way the nature of Borrower's employment with the Company.

        5. MISCELLANEOUS.

               (a) SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               (b) GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

               (c) NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS) or confirmed facsimile, or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice.

               (d) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

               (e) ADVICE OF LEGAL COUNSEL. Each party acknowledges and represents that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.

                                       [Signature Page Follows]

        The parties hereto have executed this Secured Loan Agreement as of the day and year first above written.

                                            DENNIS R. MAHONEY

                                            /s/ Dennis R. Mahoney
                                            ------------------------------------
                                            (Signature)

                                            Address:  1025 Cadillac Way #302
                                                      Burlingame, CA 94010



                                            RASTER GRAPHICS, INC.

                                            By:  /s/ Rak Kumar
                                               ---------------------------------
                                            Title:    President and CEO
                                                  ------------------------------

                                            Address:   3025 Orchard Parkway
                                                       San Jose, CA  95134

                                    EXHIBIT A

                             SECURED PROMISSORY NOTE


$90,000                                                     San Jose, California
                                                                   June 25, 1997


        FOR VALUE RECEIVED, Dennis R. Mahoney ("Borrower") promises to pay to Raster Graphics, Inc., a Delaware corporation (the "Company"), the principal sum of Ninety Thousand Dollars ($90,000) together with interest on the unpaid principal hereof from the date hereof at the rate of 6.80% per annum, compounded annually.

        All principal and accrued interest shall be due and payable in full on the earliest of (a) June 26, 2001 or (b) the termination of Borrower's employment or consulting relationship with the Company for any reason (or for no reason). Payments of principal and interest shall be made in lawful money of the United States of America and shall be credited first to the accrued interest, with the remainder applied to principal.

        Borrower may at any time prepay all or any portion of the principal or interest owing hereunder.

        This Note is subject to the terms of a Secured Loan Agreement, dated as of the date hereof, by and between the Company and Borrower, and is secured by
(i) a pledge of up to an aggregate of 40,000 shares of the Company's Common Stock (as adjusted for subsequent stock splits, reverse stock splits and recapitalization) acquired by Borrower while any Borrowed Amount is outstanding, except for shares of the Company's Common Stock acquired pursuant to the Company's 1996 Employee Stock Purchase Plan, and (ii) a second deed of trust on Borrower's principal residence under the terms of a Security Agreement dated as of the date hereof and is subject to all the provisions thereof.

        Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by Borrower.

        The holder of this Note shall have full recourse against Borrower, and shall not be required to proceed against the collateral securing this Note in the event of default.




                                            /s/ Dennis R. Mahoney
                                            ----------------------------
                                            DENNIS R. MAHONEY

                                    EXHIBIT B

                               SECURITY AGREEMENT


        This Security Agreement is made as of June 25, 1997 by and between Raster Graphics, Inc., a Delaware corporation (the "Company"), and Dennis R. Mahoney ("Borrower").

                                    RECITALS

        The Company has loaned or will loan to Borrower, and Borrower has borrowed or will borrow from the Company, up to an aggregate of $90,000, which loan is or shall be evidenced by a promissory note (the "Note") and is to be secured by (i) a second deed of trust (the "Deed of Trust") on the principal residence of Borrower and (ii) a pledge of up to 40,000 shares of Company's Common Stock (as adjusted for subsequent stock splits, reverse stock splits and recapitalization) held or hereafter acquired by Borrower, except for shares of the Company's Common Stock acquired pursuant to the Company's 1996 Employee Stock Purchase Plan (the "Shares"). The form of Note and the obligations thereunder are as set forth in Exhibit A to the Secured Loan Agreement between the Company and Borrower, dated the date hereof.

                                    AGREEMENT

        In consideration of the foregoing, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:

       1. DEED OF TRUST. In consideration of the loan to Borrower under the Secured Loan Agreement, and to secure the Borrowed Amount, Borrower shall deliver as soon as practicable the Deed of Trust in form and substance approved by the Company and duly executed by Borrower and properly notarized. The Company may, if the Company so elects, but without obligation to do so, at any time record the Deed of Trust against Borrower's principal residence (the "Current Residence") in the official records of the county in which the Current Residence is located. If the Company so elects, Borrower shall furnish evidence reasonably satisfactory to the Company that (i) Borrower holds good and marketable title to the Current Residence and (ii) there is no loan, deed of trust, mortgage or encumbrance against the Current Residence other than a first deed of trust in an amount previously disclosed to the Company. Upon the sale, conveyance, assignment, alienation or any other form of transfer of the Residence, the Note shall be secured by a deed of trust in form and substance acceptable to the Company (the "New Deed of Trust") given by Borrower to the Company with respect to Borrower's new residence (the "New Residence"). If the New Residence provides insufficient security or collateral to the Company for purposes of securing the Note, as determined by the Company in its sole discretion, Borrower shall provide additional collateral as requested by the Company to secure the Note. If Borrower is unable to provide such additional collateral, the Note shall be immediately due in full.

       2. CREATION AND DESCRIPTION OF SECURITY INTEREST; TRANSFERABILITY;
ESCROW.

               (a) In consideration of the loan to Borrower, Borrower, pursuant to the Commercial Code of the State of California, hereby pledges the Shares represented by (i) the certificates delivered herewith and (ii) the certificates issuable to Borrower upon exercise of Borrower's outstanding options to purchase Common Stock of the Company, each as duly endorsed in blank or with executed stock powers, to the Secretary of Company (the "Pledgeholder"), who shall hold said certificates subject to the terms and conditions of this Security Agreement. The pledged stock shall be deemed to specifically exclude shares of the Company's Common stock issued to Borrower pursuant to the Company's 1996 Employee Stock Purchase Plan.

               (b) The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Company if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Borrower pursuant to the terms of the Secured Loan Agreement.

               (c) Except as required to enable Company to exercise its rights as a secured party, none of the Shares pledged under this Section 2 may be sold, transferred, pledged, hypothecated or otherwise disposed of by Borrower.

               (d) To ensure the ability of Company to exercise its rights as a secured party hereunder, Borrower shall, upon execution of this Agreement, deliver and deposit with the Secretary of Company, or such other person designated by Company, the share certificates representing the Shares, together with a stock power, duly endorsed in blank, in the form attached hereto as Exhibit B-1. The Shares and stock power(s) shall be held by Company in escrow, until such time as the Note shall have been paid in full.

        3. BORROWER'S REPRESENTATIONS, WARRANTIES AND COVENANTS. To induce the Company to enter into this Security Agreement, Borrower represents, warrants and covenants to the Company, its successors and assigns, as follows:

               (a) PAYMENT OF INDEBTEDNESS. Borrower will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

               (b) ENCUMBRANCES. Borrower has or will have good and marketable title to the Current Residence free and clear of all security interests, liens, encumbrances and rights of others other than a deed of trust constituting a first lien against the Current Residence in favor of the primary lender (the "First Deed of Trust") and the Deed of Trust. The Deed of Trust will



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constitute a valid, perfected security interest in the Current Residence, prior to all monetary liens or encumbrances other than the First Deed of Trust.

               (c) The consent of no other party or entity is required to grant the security interest in the Current Residence as provided for in this Agreement. The creation of the security interest referenced herein, and performance of the obligations of Borrower hereunder, will not violate or cause a conflict with any other agreement to which Borrower is a party, or to which the Current Residence is subject. Borrower will perform all obligations of Borrower in connection with the First Deed of Trust (and related documents), and a default thereunder will constitute a default hereunder.

               (d) Other than the First Deed of Trust, there are no (or there will be no) security interests or liens on the Current Residence that could be perfected or obtained by filing a financing statement or notice with any state filing office.

               (e) There are no actions, proceedings, claims or disputes pending or, to Borrower's knowledge, threatened against or affecting Borrower or the Current Residence except as disclosed to the Company in writing prior to the date of this Agreement.

               (f) Upon the sale, conveyance, assignment, alienation or any other form of transfer of the Current Residence, all of the representations, warranties and covenants contained in this Section 2 with respect to Deed of Trust and the Current Residence shall be true with respect to the New Deed of Trust and the New Residence, respectively.

               (g) Borrower shall not sell, convey, assign, alienate, further encumber, or otherwise transfer the Current Residence or the New Residence, or enter into any contract or other agreement to sell, convey, assign, alienate or otherwise transfer the Current Residence or the New Residence or any interest therein without giving prior notice thereof to the Company.

               (h) All Shares now or hereafter pledged under this Agreement are and shall be free of all other encumbrances, defenses and liens, and Borrower will not further encumber the Shares without the prior written consent of Company.

        4. VOTING RIGHTS. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Borrower shall have the right to vote all of the Shares pledged hereunder.

        5. STOCK ADJUSTMENTS. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes declared or made in the capital structure of Company, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgeholder under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Borrower, Company and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Shares and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Company held by Borrower as a result thereof.

        6. WARRANTS AND RIGHTS. In the event that, during the term of this pledge, subscription warrants or other rights or options shall be issued in connection with the pledged Shares, such rights, warrants and options shall be the property of Borrower and, if exercised by Borrower, all new stock or other securities so acquired by Borrower as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

        7. WITHDRAWAL OR SUBSTITUTION OF SHARES. Borrower shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Shares without the prior written consent of Company.

        8. TERM. The pledge of the Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Borrower.

        9. DEFAULT. Borrower shall be deemed to be in default of the Note and of this Security Agreement in the event:

               (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

               (b) Borrower fails to perform any of the covenants contained in this Security Agreement for a period of 10 days after written notice thereof from the Company; or

               (c) Borrower's representations and warranties to the Company contained in this Agreement or the Deed of Trust were untrue or incorrect as of the date of funding of the Loan Agreement or Borrower's representations and warranties to the Company contained in this Agreement or the New Deed of Trust were untrue or incorrect as of the date of the substitution of the Deed of Trust for the New Deed of Trust .

        10. REMEDIES IN THE EVENT OF DEFAULT. In the case of an event of default, as set forth above, the Company shall have the right to accelerate payment of the Note upon notice to Borrower, and shall thereafter be entitled to pursue any or all of its remedies under applicable law, including, without limitation, (a) offsetting from Borrower's salary, bonuses, vacation pay or other amounts due to Borrower from the Company, any amount due and payable by Borrower under the Note, (b) proceeding against the Current Residence or the New Residence under the Deed of Trust or the New Deed of Trust and/or (c) proceeding against the Shares in accordance with the California Commercial Code.

        11. INSOLVENCY. Borrower agrees that if a bankruptcy or insolvency proceeding is instituted by or against Borrower, or if a receiver is appointed for the property of Borrower, or if Borrower makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and the Company may proceed as provided in the case of default.

        12. PLEDGEHOLDER LIABILITY. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

        13. MISCELLANEOUS.

               (a) SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               (b) GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

               (c) NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS) or confirmed facsimile, or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice.

               (d) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

               (e) ADVICE OF LEGAL COUNSEL. Each party acknowledges and represents that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.

        The parties hereto have executed this Security Agreement as of the day and year first above written.

                                            DENNIS R. MAHONEY

                                            /s/ Dennis R. Mahoney
                                            ------------------------------------
                                            (Signature)

                                            Address:  1025 Cadillac Way #302
                                                      Burlingame, CA  94010


                                            RASTER GRAPHICS, INC.

                                            By: /s/ Rak Kumar
                                                --------------------------------
                                            Title:   President and CEO
                                                  ------------------------------
                                            Address:   3025 Orchard Parkway
                                                       San Jose, CA  95134

                                   EXHIBIT B-1

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


        FOR VALUE RECEIVED I hereby sell, assign and transfer unto Raster Graphics, Inc., a Delaware Corporation, (the "Company") (______) shares of the Company's Common Stock standing in my name on the books of said corporation and represented by Certificate No(s)._____________________________________________
herewith and do hereby irrevocably constitute and appoint the Secretary of the Company to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.


Dated:  June 25, 1997


                                          Signature:


                                          /s/ Dennis R. Mahoney
                                          -----------------------------
                                          DENNIS R. MAHONEY



This Assignment Separate from Certificate was executed in conjunction with the terms of a Security Agreement between the above assignor and the Company dated June 25, 1997.